                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL (CONSOLIDATED)                        CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:     2/28/98



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED) , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

          X   Monthly Reporting Questionnaire (Attachment 1)
       -------

          X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       -------

          X   Summary of Accounts Receivable (Form OPR-3)
       -------

          X   Schedule of Post-Petition Liabilities (Form OPR-4)
       -------

          X   Income Statement (Form OPR-5)
       -------

          X   Statement of Sources and Uses of Cash (Form OPR-6)
       -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  3/18/98                       DEBTOR-IN-POSSESSION
       -------
                                     By: /S/ F. GORDON BITTER
                                     -------------------------------------------
                                     Name & Title: F. Gordon Bitter, CEO & CFO
                                                   Molten Metal Technology, Inc.
                                                   400-2 Totten Pond Road
                                                   Waltham, MA 02109
                                                   Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MOLTEN METAL TECHNOLOGY, INC (CONSOLIDATED)        CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


               NOTE TO THE MONTHLY OPERATING REPORT:


               Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.


                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-1

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                                                                                MONTH ENDED: 2/28/98

                                             FILING         MONTH          MONTH          MONTH     MONTH    MONTH    MONTH   MONTH
                                              DATE          ENDED          ENDED          ENDED     ENDED    ENDED    ENDED   ENDED
                                             12/3/97      12/31/97        1/31/98        2/28/98
                                          ------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                        4,654,326    7,712,988      7,222,698       5,141,902
Other negotiable instruments (i.e.
  CD's, Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)      7,589,596    7,768,045      6,001,822       6,121,182
Less: allowance for doubtful accounts        (150,000)    (150,000)      (150,000)       (150,000)
Accounts Receivable-Other                   3,362,193    3,114,234      3,630,556       3,936,087
Inventory, at cost                          4,642,718    2,999,979      2,981,683       2,953,384
Prepaid expenses                            2,944,501    3,432,683      3,590,453       3,912,070
Deposits                                      199,046      176,955        258,371         264,731
Other:
  Investment in Nichimen Joint Venture        433,739      433,739        433,739         433,739
  Investment in CW, LLC                     1,497,718    1,497,718      1,497,718       1,497,718
  Long Term Notes Receivable               20,806,950   20,806,950     20,806,950      20,806,950
  Restricted Cash Collateral Deposits       3,921,953    3,930,999      3,940,000       3,948,082
                                          ------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                       49,902,740   51,724,290     50,213,990      48,865,845     0        0        0       0
                                          ------------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST    158,480,555  158,577,054    158,881,900     159,301,814
Less: Accumulated Depreciation            (23,789,824) (24,685,394)   (25,710,487)    (26,735,581)
                                          ------------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT         134,690,731  133,891,660    133,171,413     132,566,233     0        0        0       0
                                          ------------------------------------------------------------------------------------------
OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
  10% OF "TOTAL ASSETS")
  Intangible Assets                        26,143,973   26,143,421     26,168,331      26,189,604              0
  Less: Accumulated Amortization           (4,212,236)  (4,412,755)    (4,604,973)     (4,797,190)
                                          ------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         21,931,737   21,730,666     21,563,358      21,392,414     0        0        0       0
                                          ------------------------------------------------------------------------------------------
TOTAL ASSETS                              206,525,208  207,346,616    204,948,761     202,824,492     0        0        0       0
                                          ==========================================================================================


                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-2

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                                                                                MONTH ENDED: 2/28/98

                                             FILING            MONTH         MONTH          MONTH    MONTH    MONTH    MONTH   MONTH
                                              DATE             ENDED         ENDED          ENDED    ENDED    ENDED    ENDED   ENDED
                                             12/3/97         12/31/97       1/31/98        2/28/98
                                          ------------------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                5,260,000     7,000,000      7,000,000
Unsecured Debt-Intercompany
 Obligations due to cash
 transfers in Post Petition
 Operations
Unsecured Debt-Obligations
 incurred in Post Petition
 Operations (See Form OPR-4)                                 3,076,569     2,266,637      4,943,854

                                          ------------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                       0      8,336,569     9,266,637     11,943,854   0        0        0       0

PRE PETITION INTERCOMPANY
 LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME             12,378,455     10,623,523    10,213,992     10,200,940
TOTAL OTHER PRE PETITION
 LIABILITIES                                242,148,750    241,463,644   242,349,829    240,705,035
                                          ------------------------------------------------------------------------------------------

TOTAL LIABILITIES                           254,527,205    260,423,736   261,830,458    262,849,829   0        0        0       0
                                          ------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                              15,874,471     16,793,713    17,319,518     17,845,322
Common Stock                                    237,810        237,810       237,810        237,810
Paid in Capital                             170,893,690    170,893,690   170,893,907    170,893,907
Valuation Allowance                               9,683         11,636
Dividends Paid                               (4,343,230)    (5,262,472)   (5,788,277)    (6,314,081)
Treasury Stock                               (1,251,319)    (1,251,319)   (1,251,319)    (1,251,319)
Deferred Compensation                          (127,137)      (120,489)     (113,842)      (107,838)
Retained Earnings
   Through Filing Date                     (229,295,965)  (229,295,965) (229,295,965)  (229,295,965)
   Post Filing Date                                         (5,083,724)   (8,883,529)   (12,033,173)

                                          ------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY
 (DEFICIT)                                  (48,001,997)   (53,077,120)  (56,881,697)   (60,025,337)  0        0        0       0
                                          ------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                       206,525,208    207,346,616   204,948,761    202,824,492   0        0        0       0
                                          ==========================================================================================

                                                   SUMMARY OF ACCOUNTS RECEIVABLE                                         FORM OPR-3

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK

                                                                                                  MONTH ENDED: 2/28/98


                                                                   0-30           31-60            61-90          OVER
                                                    TOTAL          DAYS            DAYS             DAYS         90 DAYS
                                                  --------------------------------------------------------------------------

DATE OF FILING: 12/3/97                           7,589,596      4,116,989         943,972         797,630        1,731,005
                Allowance for doubtful accounts    (150,000)                                                       (150,000)
                                                  --------------------------------------------------------------------------
                                                  7,439,596      4,116,989         943,972         797,630        1,581,005
                                                  ==========================================================================

MONTH:          12/31/97                          7,768,045      1,875,415       3,473,011         519,172        1,900,447
                Allowance for doubtful accounts    (150,000)                                                       (150,000)
                                                  --------------------------------------------------------------------------
                                                  7,618,045      1,875,415       3,473,011         519,172        1,750,447
                                                  ==========================================================================

MONTH:          1/31/98                           6,001,822      1,290,680       1,267,373       1,458,561        1,985,208
                Allowance for doubtful accounts    (150,000)                                                       (150,000)
                                                  --------------------------------------------------------------------------
                                                  5,851,822      1,290,680       1,267,373       1,458,561        1,835,208
                                                  ==========================================================================

MONTH:          2/28/98                           6,121,182      1,377,798       1,019,381         572,967        3,151,036
                Allowance for doubtful accounts    (150,000)                                                       (150,000)
                                                  --------------------------------------------------------------------------
                                                  5,971,182      1,377,798       1,019,381         572,967        3,001,036
                                                  ==========================================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  --------------------------------------------------------------------------
                                                          0              0               0               0                0
                                                  ==========================================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  --------------------------------------------------------------------------
                                                          0              0               0               0                0
                                                  ==========================================================================

MONTH:
                Allowance for doubtful accounts
                                                  --------------------------------------------------------------------------
                                                          0              0               0               0                0
                                                  ==========================================================================

                                               SCHEDULE OF POST PETITION LIABILITIES                                      FORM OPR-4

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                                                                             MONTH ENDED: 2/28/98


                                                          DATE         DATE      TOTAL       0-30     31-60     61-90       OVER
                                                        INCURRED        DUE       DUE        DAYS      DAYS      DAYS     90 DAYS
                                                                              ----------------------------------------------------

TAXES PAYABLE

     Federal Income Taxes                                                           NONE
     FICA-Employer's Share                                                          NONE
     FICA-Employee's Share                                                          NONE
     Unemployment Tax                                                               NONE
     State Sales & Use Tax                                                          NONE
     State __________ Tax                                                           NONE
     Personal Property Tax                                                          NONE

                                                                              ----------------------------------------------------
TOTAL TAXES PAYABLE                                                                    0       0        0         0          0
                                                                              ----------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
     Post petition advances-Morgens
       Waterfall Financing                          Various-January   3/4/98   7,000,000

ACCRUED INTEREST PAYABLE
     Post petition interest on Morgens
       Waterfall Financing

                                                                              ----------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                               7,000,000       0        0         0           0
                                                                              ----------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
     Trade Accounts Payable (see attached
       schedules)                                                              1,131,977
     Payroll withholdings
     Accrued Payroll
     Accrued expenses-Estimated liability
       incurred, but not invoiced as of the
       end of the period and deferred obligations.                             3,811,877

                                                                              ----------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                           4,943,854       0        0         0           0
                                                                              ----------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                           11,943,854       0        0         0           0
                                                                              ====================================================

                                                          INCOME STATEMENT                                                FORM OPR-5

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                             PRE        POST         MONTH       MONTH       MONTH   MONTH   MONTH   MONTH   MONTH
                                           PETITION   PETITION       ENDED       ENDED       ENDED   ENDED   ENDED   ENDED   ENDED
                                           12/3/97    12/31/97      1/31/98     2/28/98
                                          ------------------------------------------------------------------------------------------

NET REVENUE (INCOME)                             0    4,103,641     1,797,407     2,069,601

COST OF GOODS SOLD
  Salaries & wages                         224,548    1,676,135     1,353,865     1,050,129
  Less:  Salaries & wages
    capitalized in fixed assets                                      (121,795)     (120,000)
  Benefits                                              562,849       318,037       314,271
  Bad debt expense                                       18,625
  Cost of goods sold                                  1,200,000       (20,833)
  Decontamination & disposal                             26,758        26,758        26,758
  Disposal costs-secondary wastes                       112,496       105,018       431,112
  Financing costs                                       212,000         9,000
  Insurance                                             108,638       114,934        84,457
  Legal services                                        342,713
  Materials                                           1,151,084       866,199       418,286
  Office expense & supplies                              37,650        21,138        66,470
  Other                                                  18,202        57,436         8,528
  Outside services                                      814,013       443,144       473,118
  Professional services                                 857,587        59,868       145,646
  Rent-equipment                                        104,873        39,324        87,631
  Rent-office/buildings                                 264,752       317,269       107,221
  Supplies-processing                                    18,515
  Taxes                                                  87,546        40,219        31,143
  Telephone                                             134,438        46,167        38,809
  Transportation                                        110,472        93,218       164,655
  Travel & entertainment                                 43,509        71,260        80,591
  Utilities                                             234,343         8,819        73,848

                                          ------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                   224,548    8,137,198     3,849,045     3,482,673     0       0       0       0       0
                                          ------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
  TAXES, OR EXTRAORDINARY EXPENSES        (224,548)  (4,033,557)   (2,051,638)   (1,413,072)    0       0       0       0       0
                                          ------------------------------------------------------------------------------------------

INTEREST(INCOME) EXPENSE                                 62,539        90,855        91,010
DEPRECIATION AND AMORTIZATION                         1,096,271     1,217,312     1,217,312
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                440,000       428,250
OTHER (INCOME) EXPENSE                                 (108,643)
(GAIN) LOSS ON SALE OF ASSETS
                                          ------------------------------------------------------------------------------------------

NET INCOME (LOSS)                         (224,548)  (5,083,724)   (3,799,805)   (3,149,644)    0       0       0       0       0
                                          ==========================================================================================

                                               STATEMENT OF SOURCES AND USES OF CASH                                      FORM OPR-6

CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                                                 TOTAL
                                         PRE        POST         MONTH        MONTH       MONTH       MONTH      MONTH     MONTH
                                      PETITION    PETITION        ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                                      2/1-12/2   12/3-12/31     12/31/97     1/31/98     2/28/98
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                              (5,083,724)  (5,083,724)  (3,799,805) (3,149,644)

Adjustments to Reconcile Net
Earnings to Net Cash Provided
(Used) by Operating Activities:
  Depreciation & Amortization                     1,096,271    1,096,271    1,217,312   1,217,312
  Decrease (Increase)-
    Accounts Receivable                              69,510       69,510    1,249,901    (424,891)
  Decrease (Increase)-
    Inventories                                   1,642,739    1,642,739       18,296      28,299
  Decrease (Increase)-
    Prepaid Expenses                               (488,182)    (488,182)    (157,770)   (321,617)
  Decrease (Increase)-
    Other Assets                                     13,597       13,597      (90,417)    (14,442)
  Increase (Decrease)-
    Pre Petition Liabilities                     (2,440,220)  (2,440,220)     476,653  (1,657,847)
  Increase (Decrease)-Post
    Petition Liabilities                          3,076,569    3,076,569     (809,932)  2,677,217

                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES                     0       (2,113,440)  (2,113,440)  (1,895,762) (1,645,613)          0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING
ACTIVITIES
  Capital Expenditures                              (96,499)     (96,499)    (329,756)   (441,187)
  Sale of Net Fixed Assets
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
INVESTING ACTIVITIES                     0          (96,499)     (96,499)    (329,756)   (441,187)          0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
  Increase (Decrease)-
    Morgens Waterfall                             5,260,000    5,260,000    1,740,000           0
  Increase (Decrease)-
    Shareholder Valuations                            8,601        8,601       (4,772)      6,004

  Purchase of Treasury Stock-
    Preferred Shares

                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
FINANCING ACTIVITIES                     0        5,268,601    5,268,601    1,735,228       6,004           0          0          0
                                      ----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS                0        3,058,662    3,058,662     (490,290) (2,080,796)          0          0          0

Cash and Cash Equivalents at
Beginning of Period                               4,654,326    4,654,326    7,712,988   7,222,698   5,141,902  5,141,902  5,141,902
                                      ----------------------------------------------------------------------------------------------

Cash and Cash Equivalents at
End of Period                            0        7,712,988    7,712,988    7,222,698   5,141,902   5,141,902  5,141,902  5,141,902
                                      ==============================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK


                                                            MONTH ENDED: 2/28/98


                                                                          PAGE 1


1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     NAME AND TITLE OF                                      DATE          WAGES PAID       TAXES WITHHELD
     EXECUTIVE                                              PAID        GROSS      NET      DUE     PAID
     -------------------                              -----------------------------------------------------

     H. W. Arrowsmith, VP Nuclear Sales & Marketing    2/6 & 2/20/98    17,308     9,996    5,439    5,439
     Eugene Berman, VP, Regul, Legal, & Extern Aff     2/6 & 2/20/98    13,354     7,483    4,968    4,968
     F. Gordon Bitter, CEO & CFO, Director             2/6 & 2/20/98    17,308    10,168    7,035    7,035
     Steven Brien, VP, Chemical Sales & Marketing      2/6 & 2/20/98    12,308     7,109    4,325    4,325
     Victor E. Gatto, Jr., VP, Government Markets      2/6 & 2/20/98    13,862    12,348    1,352    1,352
     David Hoey, V,P Business Development              2/6 & 2/20/98    12,308     8,055    4,143    4,143
     F. James Howie, III, VP, Procurement              2/6 & 2/20/98    10,240     6,383    3,301    3,301
     Ethan E. Jacks, VP, General Counsel, Secretary    2/6 & 2/20/98    12,694     6,545    4,397    4,397
     James E. Johnston, VP, Technical Development      2/6 & 2/20/98    10,822     5,904    3,882    3,882
     Christopher Nagel, Chief Technology Officer       2/6 & 2/20/98    41,680    23,370   16,726   16,726
     Kathy Santoro, VP, Human Resources                2/6 & 2/20/98     7,546     4,598    2,344    2,344
     Charles W. Shaver, President & COO, Director      2/6 & 2/20/98    19,615    11,405    7,284    7,284

                                                                      -------------------------------------

     TOTAL EXECUTIVE PAYROLL                                           189,045   113,364   65,196   65,196
                                                                      =====================================



2.   INSURANCE
     Is Workers' Compensation and other insurance in effect?           Yes
                                                                      -----
     Are payments current?                                             Yes
                                                                      -----
     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                               DATE
                           COVERAGE      POLICY    EXPIRATION     PREMIUM    COVERAGE
TYPE       CARRIER NAME     AMOUNT       NUMBER       DATE         AMOUNT   PAID THRU
-------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE



                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME :  MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER: 97-21385-CJK

                                                                          PAGE 2


3.  BANK ACCOUNTS

                                           MMT        MMT      TENNESSEE   TENNESSEE      ALEX      OPPEN-      M4 LP    ESCROW AT
                                        OPERATING   PAYROLL    OPERATING    PAYROLL      BROWN     HEIMER     OPERATING    ROPES
                                       ---------------------------------------------------------------------------------------------
                                                                                          ALEX     OPPEN-                 ROPES &
BANK NAME                              U.S. TRUST  U.S. TRUST  U.S. TRUST  U.S. TRUST    BROWN     HEIMER     SUNTRUST      GRAY

ACCOUNT NUMBER                         1100937836  1100937844   110937851  1100937869  210-71007  033-82238  0005618983


BEGINNING BOOK BALANCE                  2,152,816      13,451   2,263,277      13,979      6,543  2,611,222      (8,294)  169,204

PLUS: Deposits- Collections of A/R         68,994               1,593,588
      Other Receipts                      514,909                                                    64,784
      Loan Advances

LESS: Disbursements                    (3,244,299)
      Payroll                             (21,802)   (719,055)               (402,038)
      Returned Checks
      Loan Repayments

OTHER:Adjustments                          64,177                     (54)
      Transfers In (Out)                1,654,119     737,000  (2,813,119)    422,000

                                       ---------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                     1,188,914      31,396   1,043,692      33,941      6,543  2,676,006      (8,294)    169,204
                                       =============================================================================================


                                          MMT FED
                                          HOLDINGS     TOTAL
                                       -------------------------

BANK NAME                                U.S. TRUST

ACCOUNT NUMBER                          002239244-1


BEGINNING BOOK BALANCE                          500    7,222,698

PLUS: Deposits- Collections of A/R                     1,662,582
      Other Receipts                                     579,693
      Loan Advances                                            0
                                                               0
LESS: Disbursements                                   (3,244,299)
      Payroll                                         (1,142,895)
      Returned Checks                                          0
      Loan Repayments                                          0
                                                               0
OTHER:Adjustments                                         64,123
      Transfers In (Out)                                       0
                                                               0
                                       -------------------------

ENDING BOOK BALANCE                             500    5,141,902
                                       =========================



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

       Payments To/On                               Amount      Date     Check #
       -------------------------------             -----------------------------

       PROFESSIONALS (ATTORNEYS,
       ACCOUNTANTS, ETC.):


       THE BLACKSTONE GROUP                        258,415     2/26/96    WIRE



                                                  ---------
                                                   258,415
                                                  =========

       PRE-PETITION DEBTS

                                                      NONE



                                                  ---------
       TOTAL PAYMENTS OF PRE-PETITION DEBTS              0
                                                  =========

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                        INSURANCE   COVERAGE       POLICY     EXPIRATION     PREMIUM    COVERAGE
CARRIER NAME AND ADDRESS       TYPE       AGENT      AMOUNT        NUMBER        DATE         AMOUNT   PAID THRU
----------------------------------------------------------------------------------------------------------------

          SEE ATTACHED








          I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


          Date: 3/18/98
                                          MOLTEN METAL TECHNOLOGY, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                          MMT OF TENNESSEE, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          M4 ENVIRONMENTAL, L.P.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              M4 ENVIRONMENTAL MANAGEMENT, INC.
                                              General Partner

                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          MMT FEDERAL HOLDINGS, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President